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                                                                   EXHIBIT 23.1

                  CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) of our report dated January 21, 2000, with respect to the consolidated financial statements and financial statement schedule of Commerce One, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                         /s/  ERNST & YOUNG LLP

Walnut Creek, California
September 19, 2000